UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 16, 2006


                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-12372                   22-3268660
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                     07424
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code (973) 357-3100
                                                          --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement



     On July 16, 2006, Cytec Industries Inc. and certain of its subsidiaries ("Cytec"), and Kemira Oyj ("Kemira") entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which Kemira has agreed to acquire Cytec's water treatment chemicals and acrylamide product lines (the "Product Lines").

     Pursuant to the Purchase Agreement, Kemira agreed to pay $240,000,000 to Cytec for the acquisition of substantially all of the assets of the Product
Lines and the acquisition of all of the outstanding shares of a Netherlands subsidary of Cytec. The closing of the transaction will be completed in two phases. The first phase includes the sale of the Product Lines excluding Cytec's Botlek manufacturing site in the Netherlands. The second phase includes the sale of the Botlek site. Kemira will also assume certain liabilities that are primarily related to the Product Lines. The flow of funds will be such that at the closing of the first phase, Kemira will pay Cytec $220,000,000 and at the second closing, Kemira will pay Cytec the balance. The purchase price will be subject to an adjustment for changes in the net working capital of the Product Lines.

     As part of the transaction, the parties will enter into long term supply agreements pursuant to which Cytec will supply acrylonitrile to Kemira and Kemira will supply acrylamide to Cytec. Pursuant to various manufacturing agreements, Cytec will manufacture certain water treatment products for Kemira and Kemira will manufacture certain mining chemicals and various other products for Cytec.

     The transactions contemplated by the Purchase Agreement are subject to customary closing conditions, including that the waiting periods under antitrust laws in the United States, Germany and Norway shall have expired or been terminated, and that there shall not have been a material adverse effect or change in the Product Lines, and in the case of the second phase closing, are also subject to receipt of advice from the local works council.

     A press release, dated July 17, 2006, announcing the execution of the Purchase Agreement, is attached as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit 99.1       Press Release, dated July 17, 2006.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cytec Industries Inc.
                                        ---------------------
                                        (Registrant)

Date:  July 19, 2006                    By: /s/ Roy Smith
       -------------                        ------------------------------------
                                            Roy Smith
                                            Vice President - General Counsel and
                                            Secretary









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                                  Exhibit Index




Exhibit Number                 Description
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Exhibit 99.1                   Press Release, dated July 17, 2006.